February 7, 2012

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

Supplement to Prospectus

dated April 1, 2011

                  The Board of Directors of Dreyfus Connecticut Municipal Money Market Fund, Inc. (the “Fund”) has approved the liquidation of the Fund, effective on or about March 28, 2012.  Accordingly, effective on or about February 22, 2012, no new or subsequent investments in the Fund will be permitted, except that subsequent investments made in any Fund accounts that are in existence as of such date and that serve as “sweep accounts” and subsequent investments made pursuant to the Fund’s automatic investment plans and dividend reinvestment will be permitted until the Fund is liquidated.